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                                                                    Exhibit 10.1

                                 AMENDMENT NO. 4
                   TO AMTC CORPORATION STOCK OPTION AGREEMENT

     This Amendment No. 4 is entered into as of March 1, 2002, between David P. Cook ("Cook") and ZixIt Corporation, a Texas corporation ("ZixIt"). Reference is made to that certain AMTC Corporation Stock Option Agreement, effective as of April 29, 1998, as amended, between Cook and ZixIt (the "Cook Option").

1.   Amendments.  The Cook Option is amended to delete "2,375,277" from Section
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1 and substitute in its place "1,308,610." (Note: 1,308,610 shares is the number of shares covered by the Cook Option after giving effect to all previous re-allocations of option shares by Mr. Cook. Furthermore, giving effect to the March 2000 option exercise and all previous re-allocations by Mr. Cook, the number of option shares remaining under the Cook Option is 1,056,910.)

2.   No Other Changes.  Other than as provided herein, the Cook Option shall
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remain in full force and effect.

     Executed on the dates set forth below, to be effective as of the date first set forth above.

                                         ZIXIT CORPORATION


                                         By:     /s/ Steve M. York
                                                 -------------------------------
                                                  Steve M. York,
                                                  Senior Vice President

                                         Date:     4-1-02
                                                 -------------------------------


                                         /s/ David P. Cook
                                         ---------------------------------------
                                         David P. Cook

                                         Date:      4-1-02
                                                  ------------------------------


                                         /s/ Cheryl G. Cook
                                         ---------------------------------------
                                         Cheryl G. Cook

                                         Date:      4-1-02
                                                  ------------------------------